SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                Date of Report:
                                December 8, 1995



                                  SALOMON INC
             (Exact name of registrant as specified in its charter)



     Delaware                          1-4346                     22-1660266
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


Seven World Trade Center, New York, New York                         10048
(Address of Principal Executive Offices)                          (Zip Code)



                                 (212) 783-7000
                          (Registrant's Telephone No.)

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Item 5.   Other Events

          On December 8, 1995, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                                 SALOMON INC
                                                                 (Registrant)


Date:  December 8, 1995                                  By:/s/  Richard Carbone
                                                            --------------------
                                                                   Controller

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                                 EXHIBIT INDEX

 Exhibit     Description                                    Page number in
                                                     sequential numbering system

  99         Copy of December 8, 1995 press release
             (Salomon Inc Appoints Three New Board Members)

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